UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

IVANHOE ENERGY INC.

(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1

(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01.   Completion of Acquisition or Disposition of Assets

As previously reported on the Current Report on Form 8-K filed on April 21, 2005, Ivanhoe Energy Inc. (the “Company”), a corporation incorporated under the laws of the Yukon Territory, Ivanhoe Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of the Company, and Ensyn Group, Inc. (“Ensyn Group”), a Delaware corporation, completed a series of transactions on April 15, 2005 pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 11, 2004 whereby Merger Sub was merged with and into Ensyn Group and all of the issued and outstanding shares of Ensyn Group common stock were converted into the right to receive cash and common shares without par value of the Company. The material terms of the Merger Agreement were reported in the Company’s Current Report on Form 8-K filed on December 15, 2004.

The acquisition of Ensyn Group pursuant to the Merger Agreement is considered significant under Rule 3-05 of Regulation S-X of the Securities Act of 1933. This Form 8-K/A amends the Current Report on Form 8-K filed on April 21, 2005 to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information.

Section 5 — Corporate Governance and Management

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported on the Current Report on Form 8-K filed on April 21, 2005, Dr. Robert Graham and Mr. Robert Pirraglia were appointed as directors of the Company on April 15, 2005. Pursuant to the terms of the Merger Agreement, Ensyn Group had the right to designate two individuals for appointment to the Company’s board of directors. Dr. Graham and Mr. Pirraglia are the two individuals so designated by Ensyn Group. At a meeting of the Company’s board of directors held on May 5, 2005, Mr. Pirraglia was appointed to the Company’s audit committee.

As previously reported on the Current Report on Form 8-K filed on April 21, 2005, the Company’s indirect wholly-owned subsidiary Ensyn Petroleum International Ltd. (“EPIL”) is a party to an Amended and Restated Management, Administration and Services Agreement dated as of October 1, 2003 and amended and restated as of April 15, 2005 (the “Amended Services Agreement”) with Ensyn Renewables, Inc. (“ERI”) and Ensyn Technologies Inc. (“ETI”) (collectively, the “Service Providers”).The services to be provided by ERI under the Amended Services Agreement were to have included consulting services to be performed by Dr. Graham and Mr. Pirraglia, who were then both executive officers of each of the Service Providers. On April 27, 2005, with effect as of April 15, 2005, EPIL and the Service Providers agreed to further amend the Amended Services Agreement to limit the scope of the consulting services to be provided by ERI to those to be performed by Dr. Graham. Mr. Pirraglia subsequently informed the Company that he had resigned as an executive officer of each of the Service Providers.

This Form 8-K/A amends the Current Report on Form 8-K filed on April 21, 2005 to disclose Mr. Pirraglia’s appointment to the Company’s audit committee, the amendments to the Amended Services Agreement whereby EPIL has relinquished its right to receive consulting services performed by Mr. Pirraglia and the change in Mr. Pirraglia’s former executive officer status with the Service Providers.

Section 9 — Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following financial statements of Ensyn Group, Inc. are being filed as Exhibit 99.2:

(i)	Report of Independent Auditors.

(ii)	Consolidated Balance Sheets as at September 30, 2004 and 2003.

(iii)	Consolidated Statements of Operations for the years ended September 30, 2004 and 2003.

(iv)	Consolidated Statements of Stockholders’ Equity for the years ended September 30, 2004 and 2003.

(v)	Consolidated Statements of Cash Flows for the years ended September 30, 2004 and 2003.

(vi)	Notes to Consolidated Financial Statements.

(viii)	Unaudited Interim Consolidated Balance Sheets as at December 31, 2004 and September 30, 2004.

(ix)	Unaudited Interim Consolidated Statements of Operations for the three months ended December 31, 2004 and 2003.

(x)	Unaudited Interim Consolidated Statements of Stockholders’ Equity for the three months ended December 31, 2004 and 2003.

(xi)	Unaudited Interim Consolidated Statements of Cash Flows for the three months ended December 31, 2004 and 2003.

(xii)	Condensed Notes to Unaudited Interim Consolidated Financial Statements.

(b)	Pro Forma Financial Information

The following pro forma financial information is being filed as Exhibit 99.3:

(i)	Unaudited Condensed Pro Forma Consolidated Balance Sheet as at December 31, 2004.

(ii)	Unaudited Condensed Pro Forma Consolidated Statement of Loss for the year ended December 31, 2004.

(iii)	Notes to the Unaudited Condensed Pro Forma Consolidated Balance Sheet and Statement of Loss.

(c)	Exhibits

2.1	Agreement and Plan of Merger dated December 11, 2004, by and among the Company, Ivanhoe Merger Sub, Inc. and Ensyn Group, Inc. (Incorporated by reference to Exhibit 2.1 of Form 8-K filed with the Securities and Exchange Commission on December 15, 2004).

23.1	Consent of Ernst & Young LLP, independent auditors of Ensyn Group, Inc.

99.1	Press Release dated April 18, 2005 announcing the completion of the acquisition. (Incorporated by reference to Exhibit 99.1 of Form 8-K filed with the Securities and Exchange Commission on April 21, 2005).

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVANHOE ENERGY INC.
Date: May 6, 2005	By:	/s/ Gordon Lancaster
Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
2.1	Agreement and Plan of Merger dated December 11, 2004, by and among the Company, Ivanhoe Merger Sub, Inc. and Ensyn Group, Inc. (Incorporated by reference to Exhibit 2.1 of Form 8-K filed with the Securities and Exchange Commission on December 15, 2004).

23.1	Consent of Ernst & Young LLP, independent auditors of Ensyn Group, Inc.

99.1	Press Release dated April 18, 2005 announcing the completion of the acquisition. (Incorporated by reference to Exhibit 99.1 of Form 8-K filed with the Securities and Exchange Commission on April 21, 2005).

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).